SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 25, 2002

                                 OSTEOTECH, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                    0-19278                 13-3357370
(State or other jurisdiction  (Commission file Number)  (IRS Identification No.)
     of incorporation)

                51 James Way, Eatontown, New Jersey        07724
               (Address of principal executive offices)  (Zip Code)

Registrant's telephone number, including area code (732) 542-2800

          (Former name or former address, if changed since last report)


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                              Item 5. Other Events

      Osteotech, Inc. announced on June 25, 2002 that it had settled the patent lawsuit that was brought by Regeneration Technologies, Inc. ("RTI") and Southeast Tissue Alliance, Inc. (formerly known as University of Florida Tissue
Bank) ("Southeast"), which is pending in the United States District Court for the Northern District of Florida, alleging that Osteotech's bio-d(R) Threaded Cortical Bone Dowel infringes certain claims of U.S. Patent Nos. 5,814,084, 4,950,296 and 6,096,081. This lawsuit is related to the bone dowel instrumentation patent lawsuit with Medtronic, Inc., which lawsuit the Company announced on April 30, 2002 had been settled.

      Rather than continue to incur substantial legal fees and potential award of damages, the Company agreed to settle this lawsuit on the same terms as the Medtronic, Inc. settlement without any additional monetary payments to RTI, Southeast or Medtronic.

      Certain statements made throughout this filing that are not historical facts contain forward-looking statements (as such are defined in the Private Securities Litigation Reform Act of 1995) regarding the Osteotech's future plans, objectives and expected performance. Any such forward-looking statements are based on assumptions that Osteotech believes are reasonable, but are subject to a wide range of risks and uncertainties and, therefore, there can be no assurance that actual results may not differ materially from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially include, but are not limited to, differences in anticipated and actual product and service introduction dates, the ultimate success of those products in the market place, the continued acceptance and growth of current products and services, the impact of competitive products and services, the availability of sufficient quantities of suitable donated tissue and the success of cost control and margin improvement efforts which factors are detailed from time to time in Osteotech's periodic reports (including the Annual Report on Form 10-K for the year ended December 31, 2001 and the Quarterly Report on Form 10-Q for the quarter ending March 31, 2002) filed with the Securities and Exchange Commission.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 26, 2002

                                               OSTEOTECH, INC.
                                    --------------------------------------------
                                                (Registrant)


                                    By: /s/ Michael J. Jeffries
                                       ----------------------------------------
                                       MICHAEL J. JEFFRIES
                                       Executive Vice President,
                                       Chief Financial Officer
                                       (Principal Financial Officer
                                       and Principal Accounting Officer)


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